EXHIBIT 4.3


                           Form of Subscription Certificate



    THE RIGHTS EXPIRE AT 5:00 P.M.          ONE RIGHT AND THE SUBSCRIPTION
    EASTERN STANDARD TIME ON MARCH 22,     PRICE SHOWN HEREON ARE REQUIRED
    1994 UNLESS SUCH DATE IS EXTENDED       TO SUBSCRIBE FOR EACH SHARE OF
    AS PROVIDED IN THE PROSPECTUS                             COMMON STOCK

                                                  Rights Represented by
    Certificate Number:_____________              Cerficate: ____________

                              LANDSING PACIFIC FUND, INC.
                        Subscription Certificate For Shares of
                                     Common Stock

    THIS CERTIFIES THAT






    the Registered Owner of this Certificate named above is entitled to the number of Rights shown hereon to subscribe for shares of Common Stock, par value $.001 per share, of Landsing Pacific Fund, Inc. (the "Fund") at $2.50 per share upon the terms and conditions specified in the Prospectus dated February 14, 1994. Terms capitalized in this certificate have the same meanings as in the Prospectus. The Rights represented by this Subscription Certificate, in whole or in part, may be exercised by completing the Forms that are a part hereof.


          This certificate is not valid unless countersigned and registered by the Subscription Agent.

          IN WITNESS WHEREOF, the Fund has caused this Certificate to be signed by its duly authorized officers and its seal to be hereunto affixed.


    LANDSING PACIFIC FUND, INC.             Countersigned and
                                            Registered:

          [facsimile signature]             REGISTRAR AND TRANSFER
                                            COMPANY

    By:  Martin I. Zankel,                  By: __________________
        Chief Executive Officer                Authorized Signature

          [facsimile signature]

                                            Dated: ______________ , 1994

    By:  Dean Banks, Secretary


                                      THIS CERTIFICATE MAY BE EXERCISED
                                      AT THE OFFICE OF
                                      REGISTRAR AND TRANSFER COMPANY, 10
                                      COMMERCE DRIVE, CRANFORD, N.J.
                                      07016, SUBJECT TO THE TERMS AND
                                      CONDITIONS OF THE PROSPECTUS
                                      REFERRED TO ABOVE.


                           Form of Subscription Certificate



  INSTRUCTIONS FOR THE USE OF THESE FORMS ARE ATTACHED TO THE LETTER ACCOMPANYING THIS CERTIFICATE






            Payment Method 1                        Payment Method 2

    FORM A.1 - SUBSCRIPTION - I           THIS PAYMENT METHOD MAY BE USED ONLY
  irrevocably subscribe for the           IF A PROPERLY COMPLETED AND DULY
  following Shares of Common Stock par    EXECUTED LETTER OF GUARANTY INCLUDED
  value $.001 per share, of Landsing      WITH THE INSTRUCTIONS FOR COMPLETING
  Pacific Fund, Inc. upon the terms       THE SUBSCRIPTION CERTIFICATE FROM A
  specified in the Prospectus (receipt    MEMBER OF A REGISTERED NATIONAL
  of which is hereby acknowledged.)       SECURITIES EXCHANGE, NASD MEMBER OR
                                          A BANK OR TRUST COMPANY WITH AN
  No. of                Subscription      OFFICE OR CORRESPONDENT IN THE U.S.
  Shares     Price     Price Payment      IS RECEIVED BY THE SUBSCRIPTION
  ___ x $2.50 per share = $_________       AGENT BY 5:00 P.M. EASTERN DAYLIGHT
                                          TIME ON THE EXPIRATION DATE.
  ___________________________________
                                           FORM A.2 - SUBSCRIPTION - I
                                          irrevocably subscribe for the
                                          following shares of Common Stock,
    FORM B - OVERSUBSCRIPTION -           par value $.001 per share, of terms
  certify that all Rights held            specified in the Prospectus Landsing
  beneficially by me have been            Pacific Fund, Inc. upon the (receipt
  exercised, and I subscribe              of which is hereby acknowledged.)
  for the following unsubscribed
  Shares of Common Stock  of
  Landsing Pacific Fund, Inc. upon
  the terms specified in the
  Prospectus.

                                          No. of                Subscription
                                          Shares ______Price___ Payment
                                                 x $2.50 per share = $______


  No. of             Subscription
  Shares  ______Price_____ Payment       FORM B.2 - OVERSUBSCRIPTION - I
       x $2.50 per share = $_____         certify that all Rights held
                                          beneficially by me have been
                                          exercised, and I irrevocably
  FORM C.1 - PAYMENT                      subscribe for the following
                                          unsubscribed shares of Common Stock
  Check one:                              the terms specified in the
    Payment Enclosed:  Total of           Prospectus.
    $_________________ (sum of
    Subscription Payment amounts          No. of__________Subscription
    from Forms A.1 and B.1) payable       Shares________Price_______Payment
    to "Registrar and Transfer Company,           x $2.50 per share = $______
    as Agent for Landsing, Pacific
    Inc."
    Payment by Wire Transfer of Funds:
    Total of $________(sum of
    Subscription Payment amounts from
    Forms A.1 and B.1) sent as set forth
    in the instructions
                                          FORM C.2 - PAYMENT - Check one:
                                          Payment Enclosed: Total of $______
                                          (sum of Subscription Payment amounts
                                          from Forms A.2 and B.2) payable
                                          to "Registrar and Transfer Company,
                                          as Agent for Landsing Pacific
                                          Fund, Inc."
                                          Payment by Wire Transfer of Funds:
                                          Total of $________ (sum of
                                          Subscription Payment amounts from
                                          Forms A.2 and B.2) sent as set forth
                                          in the instructions.



  FORM 3 - DIVIDENT REINVESTMENT PLAN PARTICIPANTS ONLY
  I do not wish that the Shares I subscribe for pursuant to the exercise of the Rights accruing to the Common Stock held in my Dividend
  Reinvestment Plan account be credited to such account. I wish to have the certificate for such Shares sent to me directly.



                                      IMPORTANT:
                             RIGHTS HOLDERS SIGN HERE

  _________________________________________________________________

  _________________________________________________________________
                      (Signature(s) of registered holder(s))


                     Dated: ________________________, 1994


  (Must be signed by the registered holder(s) exactly as name(s) appear(s) on this Subscription Certificate. If signature is by broker(s), executor(s), administrator(s), guardian(s), attorney(s)-in-fact, agent(s), officer(s) of a corporation or another acting in a fiduciary or representative capacity, please provide the following information. See Instructions).

  Name(s)
  __________________________________________________________________
  __________________________________________________________________
                         (Please Print)

  Capacity (Full Title)
  __________________________________________________________________
  Address
  _________________________________________________________________
                               (Including Zip Code)
  Area Code and
  Telephone Number
  _________________________________________________________________
                (Home)                                  (Business)

  Taxpayer Identification or
  Social Security Number
  _________________________________________________________________